1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289

As filed with the Securities and Exchange Commission on December 21, 2000.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM S-6

FOR REGISTRATION UNDER THE
SECURITIES ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUST REGISTERED ON
FORM N-8B-2

Post-Effective Amendment No. 5

AAL VARIABLE LIFE ACCOUNT I
(Exact name of trust)

Aid Association for Lutherans
(Name of Depositor)

4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (920) 734-5721

WOODROW E. ENO, ESQ.
Senior Vice President, Secretary and General Counsel of
AID ASSOCIATION FOR LUTHERANS
4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

_____  immediately upon filing pursuant to paragraph (b):

_____  on May 1, 2000 pursuant to paragraph (b)

_____  60 days after filing pursuant to paragraph (a)(1)

__X__  on March 1, 2001 pursuant to paragraph (a)(1) of Rule 485

_____  75 days after filing pursuant to paragraph (a)(2)

_____  this  post-effective  amendment  designates  a new  effective  date for a  previously

____   filed post-effective amendment.

Approximate Date of Proposed Public Offerings: Continuous

AAL VARIABLE LIFE ACCOUNT I

Prospectus

March 1, 2001

for the Flexible Premium Variable Universal Life Insurance Certificates

AAL Variable Universal Life

This prospectus describes the flexible premium variable universal life insurance certificate offered by Aid Association for Lutherans (AAL) to persons who are eligible for AAL membership. Membership is open to Lutherans and their families and to non-Lutherans who serve or are associated with Lutherans or Lutheran organizations. The certificate provides a death benefit that is payable to a beneficiary you designate, flexible premiums and a variety of investment options.

Under the certificate, you may choose from the level or variable death benefit options. The level death benefit option provides a death benefit equal to the specified amount of your certificate. The variable death benefit option is equal to the certificate’s specified amount plus any accumulated cash value. This death benefit will vary with the performance of the investment subaccounts you select.

After an initial premium, you may choose the timing and amount of your premium payments. This is accomplished by utilizing your cash value. However, the certificate must contain sufficient cash value to cover all certificate charges. If you do not maintain sufficient cash value, your certificate will lapse. When utilizing the flexible premium option, you must be aware of your premiums paid and your cash value. Your certificate’s cash value will vary with the investment experience of your selected subaccounts.

You may invest your net premiums in the following subaccounts:

AAL VARIABLE PRODUCT SERIES FUND, INC.

AAL Technology Stock Portfolio             AAL Capital Growth Portfolio
AAL Aggressive Growth Portfolio            AAL Large Company Index Portfolio
AAL Small Cap Stock Portfolio              AAL Equity Income Portfolio
AAL Small Cap Index Portfolio              AAL Balanced Portfolio
AAL Mid Cap Stock Portfolio                AAL High Yield Bond Portfolio
AAL Mid Cap Index Portfolio                AAL Bond Index Portfolio
AAL International Portfolio                AAL Money Market Portfolio

You may choose to invest in the AAL Fixed Account. The Fixed Account is part of AAL’s general account. AAL will credit interest to the Fixed Account cash value on a daily basis. AAL guarantees that the rate of interest will never be less than 4% annually.

This prospectus provides important information about this certificate and the AAL Variable Life Account I. Each subaccount of the AAL Variable Life Account I invests in a portfolio of the AAL Variable Product Series Fund, Inc.. A prospectus for the AAL Variable Product Series Fund accompanies this prospectus. Please read both prospectuses carefully and keep them for future reference. AAL has not authorized anyone to provide you with information that is contrary to that described inside this prospectus.

Aid Association for Lutherans is a fraternal benefit society operated under the laws of the State of Wisconsin. AAL offers investment and insurance benefits to its members, employees and affiliates. You may contact us at:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, Wisconsin 54919-0001
Telephone: (800) 225-5225
(920) 734-5721
E-Mail: AALMAIL@AOL.ORG

No claim is made that this variable life insurance certificate is in any way similar to or comparable to a systematic investment plan of a mutual fund. The purpose of this variable universal life insurance certificate is to provide life insurance protection for the beneficiary named by the certificate owner.

It may not be advantageous to replace your existing insurance with this certificate.

Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

TABLE OF CONTENTS

DEFINITIONS

CERTIFICATE SUMMARY
         INTRODUCTION
         PURPOSE OF THE CERTIFICATE
         TYPES OF DEATH BENEFIT
         PREMIUM PAYMENTS
         INVESTMENT OPTIONS
         CHARGES
         ACCESSING CASH VALUE
         TERMINATION
         TAX CONSIDERATIONS
         REPLACEMENT

AAL, THE ACCOUNTS AND THE FUND
         AID ASSOCIATION FOR LUTHERANS
         VARIABLE ACCOUNT
         THE FUND
         INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS
         FIXED ACCOUNT
         REVIEW OF INVESTMENT STRATEGY

BENEFITS
         DEATH BENEFIT
         CHANGING YOUR DEATH BENEFIT OPTION
         INCREASING YOUR SPECIFIED AMOUNT
         DECREASING YOUR SPECIFIED AMOUNT
         DEATH BENEFIT GUARANTEE
         SUICIDE EXCLUSION
         MATURITY BENEFIT
         ADDITIONAL BENEFITS
         PARTIAL WITHDRAWALS
         LOANS
         SURRENDER
         ADDITIONAL BENEFITS

PREMIUMS
         FLEXIBILITY
         LIMITS
         NET PREMIUMS & PREMIUM ALLOCATION

CASH VALUE
         FIXED ACCOUNT CASH VALUE
         VARIABLE ACCOUNT CASH VALUE
         TRANSFERS
         SURRENDER VALUE

CHARGES AND EXPENSES

CERTIFICATE TERMINATION
         LAPSE AND REINSTATEMENT
         DEATH, MATURITY AND SURRENDER

PAYOUT OPTIONS

PROCESS, PAYMENTS AND SERVICE
         APPLYING FOR A CERTIFICATE
         REQUIREMENTS FOR CERTIFICATE ISSUANCE
         TIMELY PROCESSING
         WRITTEN REQUESTS
         TELEPHONE TRANSACTIONS
         DEATH CLAIMS

GENERAL INFORMATION
         FREE LOOK
         ENTIRE CONTRACT
         STATEMENTS IN THE APPLICATION
         CHANGE OF CERTIFICATE
         INCONTESTABILITY
         MISSTATEMENT OF AGE OR SEX
         MAINTENANCE OF SOLVENCY
         BASIS OF COMPUTATIONS
         REPORTS TO OWNERS
         MEMBERSHIP
         OWNERSHIP
         BENEFICIARY
         COLLATERAL ASSIGNMENT
         VOTING PRIVILEGES
         RIGHTS RESERVED BY AAL
         DIRECTORS AND OFFICERS

FEDERAL TAX MATTERS
         VARIABLE ACCOUNT TAX STATUS
         LIFE INSURANCE QUALIFICATION
         PRE-DEATH DISTRIBUTIONS
         MODIFIED ENDOWMENT CONTRACTS
         DIVERSIFICATION REQUIREMENTS

OTHER CONSIDERATIONS

AAL CONSOLIDATED FINANCIAL STATEMENTS

AAL VARIABLE LIFE ACCOUNT I FINANCIAL STATEMENTS

DEFINITIONS

AAL: Aid Association for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. It is the issuer of the certificates.

AAL CMC: AAL Capital Management Corporation, an indirect subsidiary of Aid Association for Lutherans and a registered broker-dealer. It serves as principal underwriter of the certificates.

Representative: An AAL District Representative who is appropriately licensed by state insurance department officials to sell the certificates, and is a licensed Registered Representative of AALCMC.

accumulation unit: A unit of measure used to calculate the cash value in each subaccount of the variable account. A further description is contained in the “Cash Value” section of this prospectus.

accumulation unit value: On any valuation date, the value of the accumulation unit of each subaccount of the variable account. A further description is contained in the “Cash Value” section of this prospectus.

age: The issue age of the insured plus the number of certificate years elapsed beneficiary: The person(s) named by the certificate owner to receive the death proceeds under the certificate. A beneficiary need not be a natural person.

cash value: The total value of the certificate. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

certificate: The flexible premium variable life insurance certificate offered by AAL and described in this prospectus.

certificate anniversary: The same date in each succeeding year as the issue date.

certificate year: The 12-month period following the issue date or a certificate anniversary. The certificate year is always based upon the time elapsed since the issue date.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period.

death benefit: The amount paid upon the death of the insured.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Benefit Guarantee: A certificate provision that guarantees that insurance coverage will not lapse if you meet certain conditions.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular certificate’s death benefit guarantee in effect. Different combinations of age, sex, risk class, specified amount and additional benefits will result in different Death Benefit Guarantee premiums. Your Death Benefit Guarantee premium is listed on page 3A of your certificate and it is further described in the “Premiums” section of this prospectus.

fixed account: A cash value accumulation option that credits an interest rate. The fixed account is part of AAL’s general account, which includes all of AAL’s assets other than those in any AAL separate account.

fund: AAL Variable Product Series Fund, Inc., which is described in the Fund prospectus accompanying this prospectus.

Home Office: AAL's office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, or such other place as AAL shall specify in a notice to the certificate owner.

insured: The person on whose life the certificate is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

issue age: The age of the insured as of his or her last birthday on or before the issue date.

issue date: The date insurance coverage begins under this certificate.

monthly deduction date: The date each month on which AAL deducts charges from cash value. It occurs each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month on which AAL issued the certificate. A further description is contained in the “Charges” section of this prospectus.

net asset value: The unit of valuation for a Fund portfolio as computed and described in such Fund's prospectus.

owner: The person or entity who owns the certificate. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.

specified amount: Initially, the amount of life insurance for which AAL issued the Certificate. The specified amount of your certificate may change, as described in your certificate. This is further described in the “Benefits” section of this prospectus.

subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of a corresponding portfolio of the Fund. This is further described in the "Investment Options" section of this prospectus.

surrender value: Cash value less any applicable surrender charges and outstanding loan balances.

valuation date: Any day upon which both the New York Stock Exchange is open for regular trading and AAL is open for business.

valuation period: The period from the end of one valuation date to the end of the next valuation date.

variable account: The AAL Variable Life Account I, which is a separate account of AAL.

written request: A written request or notice signed by the certificate owner, received in good order by AAL at its Home Office.

we: AAL

you, your: The owner of the certificate.

CERTIFICATE SUMMARY

INTRODUCTION

As you read this prospectus, keep in mind that you are considering the purchase of a life insurance contract. Because a substantial part of your premiums pay for life insurance coverage, you should not buy this certificate unless a primary reason for your purchase is to provide life insurance protection. Variable life insurance provides primarily a death benefit but does have investment aspects. Because it has significant investment features that require you to make investment decisions and take investment risk, the certificate is classified as a form of a “security”. Securities offered to the public must be registered with the Securities and Exchange Commission and all prospective purchasers must receive a prospectus.

This section of the prospectus provides only an overview of the more significant provisions of the certificate. No claim is made that the certificate is in any way similar or comparable to a systematic investment plan of a mutual fund. Please refer to the rest of this prospectus for additional details.

PURPOSE OF THE CERTIFICATE

The primary purpose of this variable universal life insurance certificate is to provide life insurance protection for beneficiaries for as long as the certificate remains in effect. Upon the insured’s death, it provides a death benefit for a designated beneficiary. Additionally, the certificate may provide the benefit of cash accumulation, which may be available for loan or withdrawal during your lifetime.

Similar to traditional life insurance, the certificate’s features include a death benefit, accumulation of cash value and loan and surrender privileges. However, the certificate differs from traditional life insurance because it offers flexible premiums and a choice of investment alternatives, with varying risks and potential returns. There are no scheduled monthly or annual premiums.

The variable universal life certificate is built around its cash value. Cash value changes every business day based upon the investment experience of the subaccounts or amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the certificate decrease cash value.

Your choice of the timing and amount of premiums you pay, investment options, and your use of withdrawal and loan privileges will be essential in the certificate’s performance. The choices you make will directly impact how long the certificate remains in effect, its tax status and the amount of cash available for use.

TYPES OF DEATH BENEFIT

There are two death benefit options available. You may choose from either the level or variable death benefit options. Under the level death benefit option, the death benefit is generally the specified amount. In contrast, the variable death benefit is generally equal to the specified amount plus the certificate’s cash value, which can vary according to gains or losses of your selected investment options. Unless loans or withdrawals have been taken from cash value, the death benefit will never be less than the specified amount. You may change death benefit options as well as increase or decrease your specified amount, subject to insurability. Details are provided for in your certificate. See “Benefits – Death Benefit”

Each death benefit option provides a Death Benefit Guarantee. With the Death Benefit Guarantee, your certificate is guaranteed to stay in effect. Provided you pay required minimum premium amounts, this guarantee is available until the greater of age 65 or 10 years from the certificate issue date. See the “Premiums” section of this prospectus.

Your cash value may be an important part of your certificate. It may increase your death benefit. If your cash value builds to a large total compared to your specified amount, your death benefit will be increased as necessary to comply with federal tax law. This is required to maintain your certificate’s tax status as life insurance.

Additional benefits are also available. They include accidental death benefit, disability waiver, guaranteed purchase option, and applicant waiver. See your certificate for details.

PREMIUM PAYMENTS

You choose, within certain restrictions, when and how much premium to pay. To help keep your life insurance in effect, we recommend that you pay premiums that are sufficient to maintain your Death Benefit Guarantee. During the initial years of your certificate, it is very important to pay or exceed the Death Benefit Guarantee premiums. This helps build your cash value, making it more likely that your certificate will be able to cover certificate charges during any period of adverse investment returns. Taking loans and/or partial withdrawals may affect your Death Benefit Guarantee. To keep your Death Benefit Guarantee, your total premiums paid less partial withdrawals must equal or exceed the total Death Benefit Guarantee premiums plus any outstanding loan balance. See the “Premiums” section of this prospectus.

If you choose to make regular payments, AAL will send you billing statements for the amount you select. Billing statements may be sent quarterly, semi-annually or annually. Monthly payments can only be made through pre-authorized automatic payments.

The amount of premiums paid may effect the tax status of your certificate. The Internal Revenue Code’s definition of life insurance limits the amount of premium you may pay. See “Life Insurance Qualification.”

Important Note: The primary purpose for paying enough premiums to build your cash value is to cover increasing cost of insurance charges as the insured gets older. Unless you build your cash value over time, you will need to cover increasing costs with higher premium payments. Your cash value also depends upon the investment experience of the subaccount(s) in which your cash value is invested and, if this experience is low or negative, you may need to pay higher premiums.

INVESTMENT OPTIONS

The certificate allows you to choose where to allocate your net premiums (premiums minus the 3% premium expense charge). You may allocate net premiums among the various subaccounts and the fixed account. See “Investment Options.”

Each subaccount invests in a portfolio of the AAL Variable Product Series Fund, Inc. The current portfolios are Money Market, Bond Index, High Yield Bond, Balanced, Equity Income, Large Company Index, Capital Growth, International, Mid Cap Index, Mid Cap Stock, Small Cap Index, Small Cap Stock, Aggressive Growth, and Technology Stock. Each portfolio has a different investment objective. Each subaccount’s cash value will increase or decrease based on the investment experience of that portfolio.

Net premiums you allocate to the fixed account are credited to your fixed account’s cash value. Cash value in the fixed account accumulates at a fixed rate of interest as declared by AAL. This rate is guaranteed never to be lower than 4%. The fixed account is a part of AAL’s general account. The general account includes all of AAL’s assets other than those in our separate accounts (including the variable account).

You may transfer the cash value among the subaccounts and fixed account, as specified in the certificate. This allows you to adjust your investment strategy at any time. It is important to note that there is a risk of loss of principal associated with investing in the subaccounts.

CHARGES

The following chart outlines your certificate charges; expenses and the portion of premiums allocated to your designated investment options.

Premium

Premium Expense Charge of 3%

This charge is deducted from your premium and used to cover fraternal costs and sales and other expenses.

Net Premium

This amount is allocated to one or more of the 14 subaccounts in the AAL Variable Life Account or the Fixed Account. AAL invests subaccount assets in the respective portfolios of AAL Variable Product Series Funds.

Cash Value

On your first valuation date, the Cash Value is equal to the net premium amount minus any of the charges or credits described below which may be due on that date. Thereafter, the value of the certificate changes daily. Your cash value is equal to the sum of amounts allocated to the subaccounts and fixed account.

Changes in Your Cash Value Result from:

+    Addition of any new net premiums;
+/-  Addition or subtraction of amounts reflecting the investment gain or losses of the chosen subaccounts;
+    Addition of interest on amounts allocated to the fixed account. This rate has a guaranteed minimum rate of 4%;
+    Addition of interest on cash value allocated to the fixed account to secure a loan. The Fixed Account has a guaranteed minimum interest rate of 4% (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7 1/4 % after 15th anniversary);
-    Subtraction of any amount withdrawn;
-    Subtraction of the charges listed below, if and when made.

Portfolio Charges

Management fees and expenses – These charges are deducted from assets of the Fund portfolios (see attached Fund Prospectus). Fees range from .035% to 1.13% of the average annual daily net asset value. See “Deductions from Portfolios” on page 25.

Monthly Charges to Cash Value

Mortality and Expense Risk Charge -This charge is deducted monthly from your cash value. For certificate years 1 to 15, the maximum charge is equal on an annual basis to .90%. For years 16 and beyond, the maximum charge is equal on annual basis to .40%. For certificate years 1 to 15, the current charge is equal on an annual basis to .75%. For certificate years 16 and beyond, the current charge is equal on an annual basis to .25%.

Issue Expense Charge- For the first 36 months, your cash value is reduced by an Issue Expense Charge that covers issue costs. It will vary by age, risk class, specified amount and in most states, sex.

Administrative Charge- A monthly Administrative Charge of $4 is deducted to cover the administrative cost of billing, collection, reports and calculations.

Cost of Insurance Charge- A Cost of Insurance (“COI”) charge will be deducted. It is equal to the cost of insurance rate times the amount at risk. The rate varies by issue age, certificate years, risk class, and in most states, by sex. Annual guaranteed rates appear in your certificate.

Additional Benefit Charge- If your certificate includes riders or additional benefits, an Additional Benefit Charge will be deducted from the certificate cash value for those benefits. Benefits include guaranteed purchase option, disability waiver and accidental death.

If the rating class of the insured results in extra charges, this will also be deducted.

Transactional Charges

Surrender Charge- If you choose to surrender or terminate your certificate or reduce the certificate’s specified amount, a surrender charge will be deducted from the cash value you receive. For the first three years of the certificate, surrender charges remain level then grading to zero by the end of year ten. Charges depend on your issue age, sex (in most states) and risk class. New surrender charges begin with each specified amount increase.

Transfer Charge- We will charge $25 for each transfer between subaccounts and/or the fixed account in excess of twelve per certificate year.

Partial Withdrawal Charge- There is a partial withdrawal charge of $25 for each partial withdrawal after the first withdrawal in each certificate year.

Change Fee- A $25 charge will be deducted from cash value for each change to the certificate.

ACCESSING YOUR CASH VALUE

Access to your certificate’s cash value can be an extra benefit. You may access your cash value through partial withdrawals, loans, or a full surrender of your certificate. See “Benefits”.

Under certain circumstances, you may withdraw a portion of the certificate’s cash value without surrendering the certificate. The withdrawal amount is limited by the requirement that cash value after the withdrawal may not be zero or less than zero after deducting withdrawal charges.

You may take a loan for up to 92% (in most states) of your surrender value. AAL can charge a maximum interest rate of 8% per year on the loan balance until you reach your 15th certificate anniversary. Thereafter, the rate will drop to a maximum rate of 7 1/4% per year. Cash value securing the loan will be transferred to the fixed account and may be credited with a lower interest rate than those credited to other cash value in the fixed account at that time. AAL will determine the rates earned.

Both partial withdrawals and loans will reduce the cash value available to provide for certificate benefits. Before exercising these privileges, you should carefully consider the impact these distributions have on your certificate’s cash value and death benefit.

If you surrender your certificate, you will receive the surrender value, which equals the cash value less any surrender charge and outstanding loans (including interest you owe).

There may be tax consequences when money is received from a certificate. Please consult with your tax advisor.

TERMINATION

Unless the Death Benefit Guarantee is in effect, this certificate will terminate (lapse) when there is not enough cash value to pay the monthly charges. This may occur because of insufficient premium payments and/or negative or minimal performance of selected subaccounts. Should this happen, you have a short grace period to pay enough premiums to keep the certificate in effect. See “Certificate Termination”.

Additionally, your certificate will terminate under the following circumstances:

  The insured dies and the death benefit is paid.

  You surrender your certificate for its surrender value (cash value less loans and unpaid loan interest and surrender charges).

  If you reach age 100. At that time the cash value less any loans and unpaid loan interest, will be paid to you.

TAX CONSIDERATIONS

Although guidance is limited and there is some uncertainty, we anticipate that certificates issued on a standard premium class basis should generally be deemed a life insurance contract under the Federal tax law. There is less guidance, however, with respect to certificates issued on a rated or substandard basis and it is not clear whether such certificates will in all cases satisfy the applicable requirements. If a certificate qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of the earnings under the certificate until there is a distribution from the certificate. Moreover, death benefits payable under the certificate should be completely excludable from the gross income of the beneficiary. Therefore, the beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the certificate may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the certificate will be taxable as ordinary income to the extent there are earnings in the certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 ½. If the certificate is not a MEC, distributions will generally be treated first as a return investment in the certificate and then as taxable income. Neither distributions nor loans from a certificate that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Matters." You should consult a tax advisor for assistance in all certificate related tax matters.

REPLACEMENT

The replacement of life insurance is generally not in your best interest. In some cases, if you require additional coverage, the benefits of your existing contract may be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a life insurance contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing the certificate described in this prospectus.

AAL, THE ACCOUNTS AND THE FUND

AID ASSOCIATION FOR LUTHERANS

Aid Association for Lutherans (AAL) was organized on November 24, 1902 under the laws of the State of Wisconsin and in compliance with Internal Revenue Code section 501(c)(8). AAL is a non-profit, non-stock, membership organization licensed to do business in all states as a fraternal benefit society. AAL has approximately 1.7 million members and is the world’s largest fraternal benefit society in terms of assets and life insurance in force. It ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force. Membership is open to Lutherans, their families and to non-Lutherans who serve or are associated with Lutherans or Lutheran organizations. All members are able to join one of 10,000 local AAL branches throughout the United States. AAL offers life, health and disability income insurance as well as issues fixed and variable annuities to its members.

VARIABLE ACCOUNT

The AAL Variable Life Account I is a segregated asset account established by the Board of Directors of AAL on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The variable account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the variable account.

AAL owns the assets of the variable account and keeps them legally segregated from the assets of the general account. The assets of the variable account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other contract liabilities with respect to the variable account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the variable account shall not be chargeable with liabilities arising out of any other business AAL may conduct, except to the extent that the assets of the variable account exceed the reserves and other contract liabilities of the variable account arising under the certificates supported by the variable account.

Income, gains and losses, whether or not realized, from the assets in each subaccount are credited to or charged against that subaccount without regard to any of AAL’s other income, gains or losses. The value of the assets in the variable account is determined at the end of each valuation date.

The variable account currently consists of the following fourteen subaccounts:
AAL Technology Stock Portfolio                       AAL Capital Growth Portfolio
AAL Aggressive Growth Portfolio                      AAL Large Company Index Portfolio
AAL Small Cap Stock Portfolio                        AAL Equity Income Portfolio
AAL Small Cap Index Portfolio                        AAL Balanced Portfolio
AAL Mid Cap Stock Portfolio                          AAL High Yield Bond Portfolio
AAL Mid Cap Index Portfolio                          AAL Bond Index Portfolio
AAL International Portfolio                          AAL Money Market Portfolio

Each subaccount invests in a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (Fund). Additional portfolios may be added or substituted for the current portfolios at any time (subject to any necessary regulatory approval). Net premiums allocated to a subaccount, and the resulting cash value will increase or decrease based on the investment experience of that subaccount’s corresponding Fund portfolio. You bear the investment risk for amounts in the subaccount(s).

THE FUND

The AAL Variable Product Series Fund, Inc. is a Maryland corporation registered with the SEC under the Investment Company Act of 1940, as a diversified, open-end investment company (commonly known as a mutual fund). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. AAL served as the Funds’ investment adviser until December 31, 1999. As of January 1, 2000, AAL Capital Management Corporation (AAL CMC) became the Funds’ investment adviser.

Pursuant to the investment advisory agreement, AAL CMC determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the portfolios. AAL CMC implements the investment program for the portfolios consistent with each portfolio’s investment objectives, policies and restrictions. AAL CMC has retained Pacific Investment Management Company (PIMCO), Janus Capital Corporation (Janus), and Oechsle International Advisors, LLC (Oechsle LLC), under investment sub-advisory agreements, to provide investment advice to the High Yield Bond Portfolio, Aggressive Growth Portfolio and International Portfolio, respectively.

Shares of the Fund are currently offered to the AAL Variable Annuity Account I, AAL Variable Annuity Account II and to the AAL Variable Life Account I to fund benefits payable under the certificates issued through each account. Shares of the Fund are also offered to retirement plans including the Aid Association for Lutherans Savings Plan. The Fund may also offer its shares directly to AAL, other AAL separate accounts, subsidiaries or affiliated companies.

At this time, AAL does not anticipate any disadvantages to owners arising from the sale of Fund shares to support variable life insurance certificates and variable annuity certificates, or from shares being sold to separate accounts of insurance companies that may be affiliated with AAL. However, AAL will monitor events in order to identify any material irreconcilable conflicts that may arise, and will determine what action, if any, it should take in response to these conflicts. In addition, if AAL believes that the Fund’s response to any of these conflicts does not sufficiently protect owners, we will take appropriate action on our own.

The Fund currently consists of fourteen separate portfolios, each with its own investment objectives, investment program, policies and restrictions. The investment objectives of each portfolio are described below. No assurance can be given that each portfolio of the Fund will achieve its investment objective.

AAL CMC, a subsidiary of AAL, also offers mutual funds. The investment objectives and policies of certain Fund portfolios are similar to the investment objectives and policies of other portfolios that AAL CMC may manage. The investment results of the Fund portfolios may be higher or lower than the results of such other portfolios. There can be no assurance, and AAL makes no representation, that the investment results of any of the Fund portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or sub-adviser.

INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

AAL Technology Stock Portfolio
The portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Aggressive Growth Portfolio:
The portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Small Cap Stock Portfolio:
The portfolio seeks long-term capital growth by investing primarily in small company’s common stocks, and securities convertible into small company’s common stock.

AAL Small Cap Index Portfolio
This portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor’s Small Cap 600 Index* by investing primarily in common stocks included in the Index.

AAL Mid Cap Stock Portfolio
The portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

AAL Mid Cap Index Portfolio
The portfolio seeks total return that approximate the performance of the Standard & Poor's MidCap 400 Index, by investing primarily in common stocks included in the Index.

AAL International Portfolio:
This portfolio seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

AAL Capital Growth Portfolio
The portfolio seeks long-term growth by investing primarily in a diversified portfolio of common stocks and securities that are convertible into common stocks.

AAL Large Company Index Portfolio:
The portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index* by investing primarily in common stocks included in the Index.

AAL Equity Income Portfolio:
The portfolio seeks current income, long term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

AAL Balanced Portfolio:
The portfolio seeks investment results consistent with a conservatively managed diversified portfolio by investing primarily in common stocks, bonds and money market instruments, each of which will be consistent with the investment policies of the AAL Variable Product Large Company Index, Bond Index and Money Market Portfolios, respectively.

AAL High Yield Bond Portfolio:
This portfolio seeks to achieve high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as “junk bonds”. The portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

AAL Bond Index Portfolio:
The portfolio seeks to achieve investment results that approximate the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

AAL Money Market Portfolio:
The portfolio seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high quality, short-term money market instruments.

* “Standard & Poor’s(R)", “S&P (R)", “S&P 500 (R)", “Standard & Poor’s 500", “500", “Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The Fund and the certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FIXED ACCOUNT

The fixed account offers the potential for cash value accumulation through the crediting of interest. Interest is credited on each premium allocated or transferred to the fixed account. From the date of the allocation or transfer, interest is credited daily.

All premiums allocated to the fixed account become part of AAL’s general account. The general account consists of all assets owned by AAL other than those separated in the Variable Account or any separate account. Subject to applicable law, AAL has sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, AAL will declare an effective annual interest rate for the fixed account. AAL guarantees that the effective interest rate will never be less than 4% annually. (A lower rate of interest may be credited to the portion of the fixed account securing a loan.)

AAL may credit interest at a rate in excess of 4% per year. However, AAL is not obligated to do so. There is no specific formula for the determination of excess interest. Such excess interest, if any, will be based on numerous factors. Some of the factors that AAL may consider, include but are not limited to, general economic trends, AAL’s current and anticipated investment returns, regulatory requirements and competitive factors.

Any interest credited to amounts allocated to the fixed account in excess of 4% per year will be determined at the sole discretion of AAL. The owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 4% for any given year.

Any premiums allocated to the fixed account will be subject to all certificate fees, charges and expenses.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), and the fixed account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

REVIEW OF INVESTMENT STRATEGY

You should periodically review the allocation of your cash value among the subaccounts and fixed account. Consider the current market conditions, investment risks and objectives of the portfolios and your own objectives. A full description of the portfolios, their investment objectives, policies and restrictions, expenses, risks and other aspects of their operation is contained in the accompanying prospectus for the Fund. Read the accompanying Fund prospectus carefully.

You may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to AAL’s Home Office. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

Twelve transfers per certificate year may be made from subaccounts without charge. Only one transfer may be made from the fixed account in each certificate year. The transfer may not exceed greater of $500 or 25% of the cash value in the fixed account at the time of transfer.

BENEFITS

DEATH BENEFIT

The death benefit is the amount payable upon the death of the insured. At the time of purchase, you must choose between the Level or Variable Death Benefit options. The amount payable under either option will be determined as of the date of the insured’s death. Loans, plus unpaid loan interest, and withdrawals reduce the death benefit paid.

Level Death Benefit - Option 1

As the name suggests, the death benefit for this option remains level, but in limited situations will vary. Under this option, the death benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If your certificate is kept in force for several years and your cash value increases, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. A table of death benefit factors is contained in your certificate.

You should consider death benefit option 1 if: (1) you do not expect your insurance needs to generally increase; or (2) you wish to minimize your insurance costs. In general, option 1 provides greater growth in cash value than option 2. In keeping the death benefit level, any increases in cash value reduce the actual amount of insurance at risk.

Variable Death Benefit - Option 2

Option 2 provides a death benefit that varies over time. Under this option, the death benefit will be the greater of the specified amount plus cash value or the death benefit factor (described above) multiplied by cash value. The death benefit fluctuates along with your cash value.

You should consider death benefit option 2 if: (1) you expect your insurance needs to increase or (2) you wish to have the potential for an increasing death benefit. In general, Option 2 provides a greater death benefit than Option 1.

CHANGING YOUR DEATH BENEFIT OPTION

You may request to change your death benefit option at any time. Upon approval, we will increase or decrease the specified amount so your death benefit immediately after the change will be the same as immediately before the change. If the change is approved, AAL will compute the certificate charges and make the appropriate changes.

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. The change is not allowed if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change. AAL may require proof of insurability for the increased specified amount.

Changing your certificate from a level to a variable death benefit during the first ten years may result in the assessment of a surrender charge. Your specified amount of insurance decreases so your death benefit immediately after the change will be the same as immediately before the change. Additionally, a $25 charge will be applied against your cash value for each death benefit option change.

There may be tax consequences when you change your death benefit option. Please consult your tax advisor.

INCREASING YOUR SPECIFIED AMOUNT

Subject to AAL’s underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the certificate anniversary following the insured’s 80th birthday. Requirements for increasing your specified amount are (1) you must provide proof of insurability for the increase; (2) increases must be at least $10,000, and (3) you must provide proof of insurable interest, if you are not the insured. When an increase is approved, it becomes effective as of the date shown on your certificate amendment.

Increases in your specified amount will result in additional charges. Charges will be computed at existing rates at the time of increase. Each increase will be subject to AAL’s issue expense charge. The issue expense charge is based on the insured’s sex and age on the last certificate anniversary. This charge will apply for the number of months shown on your amended certificate information page. (Page 3A.1) The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

        A new set of surrender charges will also apply to each increase in the specified amount. These charges will be shown on page 3A.1.

An increase in your specified amount, along with other factors, may cause your contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor. See “Modified Endowment Contract”.

DECREASING YOUR SPECIFIED AMOUNT

On or after your first Certificate Anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are (1) the specified amount remaining in effect cannot be less than $10,000 and (2) premiums or cash value must be in compliance with Internal Revenue Code’s limits. AAL reserves the right to refuse to accept premiums, and to refund premiums, earnings on premiums, or cash value necessary to ensure compliance with requirements in the Internal Revenue Code for tax deferral or exclusion of increases in cash value and death benefits from gross income.

The decrease will become effective as of the date the request is received at the Home Office. The decrease will be subtracted first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

A surrender charge will be subtracted from the cash value if a surrender charge is in effect for that part of the specified amount decreased. The surrender charges are shown on the Table of Surrender Charges in the certificate.

A decrease in your specified amount may cause your contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor. See “Modified Endowment Contract”.

DEATH BENEFIT GUARANTEE

The Death Benefit Guarantee assures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon payment of your Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. Your particular Death Benefit Guarantee Premium is listed on your certificate. Your Death Benefit Guarantee Premium is equal to:

  a factor, based on age, sex, and risk class, multiplied by your specified amount divided by 1,000; plus the monthly administrative charge of $4; plus

  required premiums for each additional benefit you choose.

Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:

  the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium times the number of months since the certificate issue date, plus any outstanding loan balance, and;

  the insured’s age is less than 65 or the certificate has been in effect no more than 10 years.

If part 1) of the test is not met, AAL will notify the certificate owner within 30 days after the day which it has been determined that an insufficiency has occurred and allow two Monthly Deduction Dates to pay sufficient premiums or loan repayments. If you do not pay the required premium, the Death Benefit Guarantee will expire and cannot be reinstated. However, this does not necessarily terminate your certificate. See “Lapse and Reinstatement”.

Changes in the specified amount or additional benefits will change the Death Benefit Guarantee Premium. The new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.

Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the certificate will be funded by your cash value. The certificate will remain in force until your surrender value is not large enough to pay monthly deductions or your certificate reaches its maturity date. See “Lapse and Reinstatement.”

In some states, the Death Benefit Guarantee is not available for certain underwriting classes.

SUICIDE EXCLUSION

Generally, if the insured commits suicide within one year of the issue, AAL will not pay a death benefit but will return all premiums paid. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the specified amount. If a suicide occurs within one year of the increase, only monthly deductions will be refunded.

MATURITY BENEFIT

Upon the insured attaining age 100, the certificate will provide a maturity benefit equal to the cash value less any loans.

ADDITIONAL BENEFITS

Several additional benefits are available on most certificates. They include Accidental Death Benefit, Disability Waiver, Guaranteed Purchase Option and Applicant Waiver. See your certificate for details.

PARTIAL WITHDRAWALS

Partial withdrawals offer you a way to access your cash value. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. It is implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to the ratio that the certificate’s cash value in the subaccount or fixed account bears the total cash value of the certificate at the time of the partial withdrawal; or according to any other administrative option which you choose and is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any certificate year. An amount withdrawn may not be repaid.

For a certificate with the level death benefit option:

A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the withdrawal amount exceeds the difference between the death benefit and the specified amount, (b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. Any request for a partial withdrawal that would reduce the specified amount below this amount will not be granted.

For a certificate with the variable death benefit option:

A partial withdrawal will reduce the cash value, death benefit and “premiums paid”. Since the “premiums paid” are reduced, withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. It will not reduce the specified amount.

A partial withdrawal may have tax consequences. See "Federal Tax Matters". It is important to note that if the specified amount is decreased, there is a possibility that the contract might be classified as a Modified Endowment Contract. See "Modified Endowment Contract".

LOANS

Using your certificate as security, you may borrow up to 92% (in most states) of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th certificate anniversary. Thereafter the rate will drop to a maximum 7 1/4% per annum. (Please note that these rates are the maximum rates, current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the certificate’s cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the variable subaccounts to the fixed account as security for the loan. A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. AAL will determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a minimum of 4% on loans before the certificate’s 15th Anniversary and 3 ¼% thereafter.

While your certificate is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premium payments. Upon your request, AAL will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment. Repayments will be allocated according to your premium investment allocation. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

Loans are considered when testing whether Death Benefit Guarantee requirements have been met. A loan will not affect the Death Benefit Guarantee as long as loans and loan interest do not equal or exceed the cash value less applicable surrender charges.

A loan will reduce your surrender value as well as your death benefit. You should carefully consider the impact on your certificate's death benefit, before exercising these privileges.

A loan may have tax consequences. See "Federal Tax Matters".

SURRENDER

You may surrender this certificate for its surrender value by sending a written request to AAL. If you surrender your certificate, you will receive the cash value less any surrender charge and outstanding loan balance.

A full surrender of your certificate may have tax consequences. See "Federal Tax Matters".

PREMIUMS

FLEXIBILITY

This certificate is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, AAL has the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. AAL will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. Pre-authorized automatic monthly check payments may also be arranged. Changes in frequency and payment amounts may be made at anytime. AAL recommends that you pay at least the Death Benefit Guarantee Premiums to protect your certificate from lapsing.

It is very important to pay the Death Benefit Guarantee Premiums. This helps build your cash value, making it more likely that your certificate will have enough value to pay certificate charges during any period of adverse investment returns.

Under certain circumstance, large premium payments may cause the certificate to be characterized as a Modified Endowment Contract. See “Modified Endowment Contract”. You should discuss with your AAL representative the amount and frequency of your premiums.

LIMITS

AAL reserves the right to:

      -  limit any increase in planned periodic premiums.

      -  limit the number and amount of payments in addition to planned periodic payments.

      -  refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the death benefit. AAL will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the certificate which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, AAL will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

NET PREMIUMS & PREMIUM ALLOCATION

When you purchase this certificate, you must decide how to allocate your net premiums among the available subaccounts and fixed account. At purchase, you select a percentage for each account that will be used to allocate each net premium. You may change your allocation percentages at any time. Selected percentages must be a whole percent and in aggregate, must equal 100%.

When a premium payment is made, AAL will deduct a 3% premium charge for sales expenses and fraternal activities from the premium. The remainder of the premium is called the “Net Premium”. Net premiums are the amounts allocated among the various subaccounts.

Your initial net premium will be allocated to the accounts you choose (or to the Money Market Account as discussed below) at the time the certificate is issued. AAL will issue your certificate if all underwriting and other requirements are met. Certificates are issued only on a valuation date from the 1st through the 28th of any month. New certificates that are ready for issuance on the 29th through the 31st of any month will be issued on the first valuation date in the following month. After issue, all net premiums are allocated according to the premium allocation percentages you have chosen. If AAL receives your premium payment before the close of the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which payment is received. If your payment is received on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See definition of “Valuation Date” in the “Definitions” section of this prospectus.

AAL has a plan that permits you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Premium payments under this plan will be allocated to the subaccount(s) or fixed account on the date you select. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date.

If you are within your “free look” period, allocation of your initial premiums in accordance with your instructions may be delayed. In certain states, a refund of premium or the greater of premium or accumulated values is required if you exercise your free look privilege. See “Free Look” in the “General Information” section of this prospectus. In these states, AAL reserves the right to allocate net premiums to the Money Market subaccount until the expiration of the free look period plus an additional 5 day period. After this period, AAL will allocate your cash value to the subaccounts and the fixed account based on your net premium allocation percentages.

CASH VALUES

On the issue date of this certificate, the cash value is the first net premium less any monthly deductions. After the issue date, cash value is equal to the sum of the cash values in the certificate’s subaccount and fixed account.

The cash value of your certificate, at any one time, is determined by:

  multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value;

  if you have elected a combination of subaccounts, totaling the resulting values; and

  adding any value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your certificate and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and also accrue interest charges which may result in less interest credited to your certificate than if the amounts were allocated to the fixed account.

Over the life of your certificate, many factors determine its cash value. They include:

      -  premiums paid

      -  the investment experience of the subaccounts

      -  interest credited to the fixed account

      -  loans taken and loan repayments

      -  partial withdrawals taken

      -  and charges and deductions taken

Because a certificate’s cash value is based on the variables listed above, it cannot be predetermined. Cash value in the variable account will largely be determined by market conditions and investment experience of the Fund’s portfolios corresponding to the subaccounts chosen by the owner. The owner will bear all such risk.

The value of the fixed account is guaranteed as to principal and interest at 4%, subject to the charges described in the “Charges” section. There is no guaranteed minimum cash value for the variable account.

FIXED ACCOUNT CASH VALUE

The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See the certificate for further detail.

VARIABLE ACCOUNT CASH VALUE

Number of Accumulation Units

The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

      -  net premiums are allocated to the subaccount; or

      -  cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

      -  cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers; or

      -  partial withdrawals and partial withdrawal charges are taken from the subaccount; or

      -  monthly deductions or transfer charges are taken from the subaccount; or

      -  a charge for a death benefit option change is allocated to the subaccount; or

      -  a charge for a certificate change is allocated to the subaccount; or

      -  surrender charges are allocated to the subaccount.

Accumulation Unit Value

For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next.

The accumulation unit value for a subaccount for any valuation period is equal to:

      -  the net asset value of the corresponding Fund portfolio at the end of the valuation period;

      -  plus the amount of any dividend, capital gain or other distribution made by the Fund portfolio if the "ex-dividend" date occurs during the valuation period;

      -  plus or minus any cumulative credit or charge for taxes reserved which is determined by AAL to have resulted from the operation of the portfolio;

      -   divided by the total number of accumulation units held in the subaccount at the end of the valuation period before any of the transactions, referred to in the “Number of Accumulation Units” subsection above, have occurred.

TRANSFERS

You may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to AAL’s Home Office. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

Twelve transfers per certificate year may be made from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each certificate year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any account must be at least $50.

You should carefully consider current market conditions and each portfolio's investment policies and related risks before allocating money to the portfolios.

SURRENDER VALUE

The surrender value is the total amount you may withdraw from the certificate. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your certificate to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the certificate, the current accumulation unit values, the variable account cash value, the fixed account cash value, the total cash value and the surrender value at least annually.

CHARGES AND EXPENSES

Charges are necessary to pay for death benefits, to cover the expenses generated by issuing and administering the certificate, and to fund AAL’s fraternal activities.

In addition to the charges described below, a $25 change fee will be charged if you choose to make changes to your certificate. Such certificate changes include but are not limited to, a change in risk class, death benefit options, and additional benefits.

The following is an explanation of our charges:

DEDUCTIONS FROM PREMIUM:

A charge of 3% of each premium payment is taken to cover sales and other expenses and provide support for AAL’s fraternal activities. To the extent that sales expenses are not recovered from this charge, AAL may recover these expenses from other sources, including the mortality and expense risk charge described below.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee daily from each portfolio of funds. The adviser, AAL CMC has agreed to reimburse the Fund for other expenses, so portfolio fees are limited to advisory fees. Currently, fees range from 0.35% for the Large Company Index Portfolio to 0.80% for the International Portfolio.

The Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, Mid Cap Index, Capital Growth and Equity Income have not incurred any expenses for the period ended December 31, 2000.

The advisory fees are expressed as a percentage of average annual net assets. The expenses for the year ended 2000 are as stated in the following chart.

Portfolio                Investment         Other Expenses        Total Expenses
                         Advisory                                 (Net of
                         Fees          Current     w/o Waiver     Reimbursement)

AAL Technology Stock       .75%          0%            NA              75%
AAL Aggressive Growth      .55%          0%            NA              55%
AAL Small Cap Stock        .70%          0%            NA              70%
AAL Small Cap Index        .35%          0%           .08%             35%
AAL Mid Cap Stock          .70%          0%            NA              70%
AAL Mid Cap Index          .35%          0%            NA              35%
AAL International          .80%          0%           .50%             80%
AAL Capital Growth         .65%          0%            NA              65%
AAL Large Company Index    .35%          0%           .05%             35%
AAL Equity Income          .45%          0%            NA              45%
AAL Balanced               .35%          0%           .06%             35%
AAL High Yield Bind        .40%          0%           .14%             40%
AAL Bond Index             .35%          0%           .17%             35%
AAL Money Market           .35%          0%           .09%             35%

Currently, AAL CMC, advisor to the AAL Variable Product Series, Inc. (Fund), is voluntarily waiving all expenses other than investment advisory fees for all underlying mutual fund portfolios. The advisor can terminate or reduce the voluntary reimbursement upon 30-day notice to the Fund. The chart above reflects total annual expenses from the portfolios as of December 31, 2000. Portfolios added in 2001 are shown as not applicable (“NA”).

MONTHLY DEDUCTIONS FROM CASH VALUE

(1)	A monthly administrative charge of $4 is deducted to cover administrative costs. This charge is for expenses such as premium billing and collection, certificate value calculation, transaction confirmations and periodic reports.

(2)	A monthly issue expense charge is deducted to cover issue costs. It is deducted for the first 36 months after issue and at each specified amount increase. This charge will vary by age, risk class, specified amount and, in most states, sex.

(3)	A cost of insurance charge is deducted. This charge varies by risk class, amount at risk, specified amount and, in most states, sex. Costs of insurance rates are determined by AAL based upon expectations as to future mortality and expense experience. Any change in these rates will be applied on a uniform basis to all insureds of the same risk class. However, AAL cannot use cost of insurance rates higher than the annual guaranteed cost of insurance rates shown in the certificate. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Mortality Tables (and, where unisex cost of insurance rates apply, the 1980 Commissioners Standard Ordinary Mortality Table B). These rates are based on the age and risk class of the insured. They are also based on the sex of the insured however unisex rates are used where appropriate under applicable laws.

(4)	Monthly mortality and expense risk charges are deducted from the variable account to pay for the mortality and expense risks borne by AAL. The mortality risk assumed is that the insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the certificate will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the certificates and operating the separate account will be greater than the charges assessed for such expenses. AAL will realize a gain from this charge to the extent it is not needed to provide mortality benefits and expenses under the certificates, and will realize a loss to the extent the charge is not sufficient. For certificates less than 15 years old, the monthly mortality and expense risk charge is guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For certificates 15 years old and older, the mortality and expense rate is guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for certificates which have not reached their 15th certificate anniversary. Currently, the first 15 years the monthly charge is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in certificate year 16. (No mortality and risk expense charges are deducted from the fixed account.)

Monthly deductions are deducted from each account on a basis proportional to the cash value in that account. For subaccounts, this is accomplished by selling accumulation units and withdrawing their value from that account. For the fixed account, the cash value is reduced by the fixed account’s proportion of the monthly deduction. The monthly deduction is made as of the same date each month, beginning with the issue date, if that day of the month is a valuation date. If that day of the month does not fall on a valuation date, the deduction date is the nearest previous valuation date.

SURRENDER CHARGE

If you choose to surrender your certificate or reduce your specified amount, AAL will reduce your cash value by the surrender charge. This charge is imposed as a deferred sales and administrative charge. It covers expenses associated with underwriting, issuing and distributing the certificate. Deductions will be made proportionately from each of your selected subaccounts and the fixed account.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand varies by sex (in most states), risk class and issue age. This is a declining charge that terminates at the end of the 10th certificate year. Your actual surrender charges are listed in your certificate.

If you increase your certificate’s specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. The actual surrender charges for the increased specified amount will be listed separately on an amendment to your certificate. The amendment will be mailed to you at the time of the increase. For the first three years, the surrender charge for the increase is level, thereafter, it declines annually by 1/8th of the initial charge.

Beginning in the 11th year after the issue date (assuming no increases in specified amount), the surrender charge will be zero.

The following is an example of surrender charges for a 35-year-old male, $100,000 specified amount and a standard nonsmoker risk class:

   Example:

Certificate Year         Surrender Charge per
                         Thousand

      1                       $10.26

      2                       $10.26

      3                       $10.26

      4                       $8.98

      5                       $7.70

      6                       $6.41

      7                       $5.13

      8                       $3.85

      9                       $2.57

     10                       $1.28

     11                       $0.00

If you decrease the specified amount while the surrender charge applies, a surrender charge will be assessed. The charge is assessed proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. The decrease will be subtracted first from any previous increase in the specified amount, starting with the most recent, then from the original specified amount.

TRANSFER CHARGE

Twelve transfers per certificate year may be made between subaccounts and/or the fixed account without charge. AAL will charge $25 for each transfer in excess of twelve.

The value of the variable account’s net assets will reflect the investment advisory fee and other expenses incurred by the underlying Fund portfolios. For more information on these fees and expenses, see the “Deductions from Portfolios” table included in the “Charges and Expenses” section of the prospectus.

CERTIFICATE TERMINATION

LAPSE AND REINSTATEMENT

Lapse

Your certificate will lapse if:

  your monthly charges are greater than your surrender value, your Death Benefit Guarantee is not in effect, and
  payment sufficient to cover the next two monthly deductions is not received within 61 days of notification of the cash value deficiency (in most states).

If this cash value deficiency occurs, you have the right to reinstate your certificate, within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your certificate.

Reinstatement

You may reinstate the certificate any time within three years after it has lapsed. However, reinstatement cannot occur if the certificate was surrendered. To reinstate your certificate you must submit proper evidence of insurability and pay a premium equal to:

  the reinstated loan amount; plus

  any surrender charge at the time of reinstatement; plus

  the first two monthly deduction amounts after reinstatement; less the cash value at termination; less

  any surrender charge credited back at reinstatement; plus

  the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the percent of premium charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your certificate will then be reinstated as of the date AAL approves your application for reinstatement.

If you reinstate your certificate, AAL will not contest the validity of the reinstated certificate after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

DEATH, MATURITY AND SURRENDER

Your certificate will terminate if the insured dies, or if the owner surrenders the certificate. If the certificate is in effect at age 100, it will mature (end) and the cash value less any outstanding loan will be paid to the owner.

PAYOUT OPTIONS

SELECTION

In addition to traditional lump sum payments, all or part of the life insurance proceeds from death, maturity or surrender may be disbursed through one of several payout options. Proceeds distributed according to a payout option do not vary with the investment performance of the variable account. Certificate owners may select or change a payout option prior to or after the insured’s death. If you are the owner and insured, your beneficiary may choose an option at your death, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that may be applied to a settlement option is $1,000.

OPTION 1: INTEREST

Under this option, the proceeds are left with AAL to accumulate interest. The rate of interest is determined annually by the AAL Board of Directors. It will never be less than 3% annually. The commuted value of any remaining payments may be withdrawn at any time.

OPTION 2: A SELECTED AMOUNT OF INCOME

This option provides that proceeds with interest are used to make selected payments at regular intervals until the proceeds with interest have been paid. The payment period may not exceed 30 years. The rate of interest used will not be less than 3% annually. The commuted value of any remaining payments may be withdrawn at any time.

OPTION 3: A SPECIFIED PERIOD

The proceeds with interest are used to make payments at regular intervals. You may choose a specified number of months or years, not more than 30 years. Guaranteed payments are shown in the certificate. The rate of interest used will not be less than 3% annually. The amount of payment may be greater than that guaranteed, as declared annually by AAL’s Board of Directors. The commuted value of any remaining payments may be withdrawn at any time.

OPTION 4: LIFE PAYMENT

The proceeds are used to make payments at regular intervals while the person named to receive payments is living. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. The payee may choose a guaranteed payment period of 10 or 20 years. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The amount of the payments depends upon the age and, where permitted, the sex of the payees at the time the settlement agreement is issued.

The amount of the payments depends on the age and, where permitted, sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

OPTION 5: JOINT & SURVIVOR

The proceeds are used to make payments at regular intervals while both persons named to receive payments are living. The payee may choose a guaranteed payment period of 10 or 20 years. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The amount of the payments depends upon the age and, where permitted, the sex of the payees at the time the settlement agreement is issued.

Upon the death of one of the persons named to receive payments, AAL will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. The reduced amount will be paid until the survivor payee’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment.

The amount of the payments depends on the age and, where permitted, sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

AAL may also offer other payout options at its discretion.

PROCESS, PAYMENTS AND SERVICE

APPLYING FOR A CERTIFICATE

AAL Variable Universal Life certificates are sold by District Representatives of AAL who are also Registered Representatives of AALCMC. To apply for an AAL Variable Universal Life certificate please contact your AAL Representative. You can locate your Representative by calling (800) 225-5225 or visiting our Web Page www.aal.org.

REQUIREMENTS FOR CERTIFICATE ISSUANCE

In general, contracts may be issued on insureds below the age of 81 (75 in New York). Persons who are eligible for membership in AAL may purchase certificates. Membership is open to Lutherans and their families and to non-Lutherans who serve or are associated with Lutherans or Lutheran organizations. The minimum specified amount will vary depending upon your age. For ages 20 and below, the minimum issue amount is $25,000. For ages 21 to 50, the minimum amount is $100,000. For ages 51 to 80 (75 in New York), the minimum amount is $50,000. AAL requires proof of insurability, which may include a medical examination. Non-smokers are offered the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. AAL reserves the right to change its underwriting requirements.

TIMELY PROCESSING

AAL will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time on a valuation date will use the certificate’s cash value as of the close of business on that valuation date. AAL will process requests received after that time using the certificate’s cash value as of the close of business of the following valuation date.

Once your certificate is issued, AAL will process payment of any amount due from the variable account within seven calendar days after AAL receives your written request. Payment may be postponed if the New York Stock Exchange has been closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.

WRITTEN REQUESTS

You may exercise any of the following privileges by sending written notice (and payment and/or evidence of insurability, if applicable) to AAL at its Home Office:

      -  premium payment

      -  change in death benefit option

      -  increase/decrease in specified amount

      -  partial withdrawal

      -  surrender

      -  reinstatement

      -  transfers

      -  dropping/adding an additional benefit

      -  loan

      -  filing a death claim

      -  selecting/changing a settlement option

      -  change in allocation instructions

      -  loan repayment

      -  beneficiary change(s).

Written notice may be sent to:

AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

TELEPHONE TRANSACTIONS

If AAL has received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the telephone. Telephone services include transfers, premium payment allocation changes, loans and certain other transactions.

AAL has adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, AAL will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner’s name.

If several persons seek to effect telephone instructions at or about the same time, or if AAL’s recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner’s telephone request is incomplete or not fully comprehensible, AAL will not process the transaction.

The telephone number for transactions is (800) 225-5225.

AAL reserves the right to restrict telephone transactions at any time.

DEATH CLAIMS

Written notice of death must be given to AAL. Notice should include the insured's name and certificate number. Your AAL Representative may assist you in these matters.

Once AAL receives your notice, a claim form will be sent. Complete the claim form and send it to the Home Office along with a certified copy of the death certificate. Processing of the claim will begin as soon as these items are received.

GENERAL INFORMATION

FREE LOOK

How to Cancel Your Certificate

Your certificate provides for an initial “free look” period. You, as the certificate owner, have the right to return your certificate within 10 days after you receive it. (Some states allow a longer period of time during which a certificate may be returned.) To return your certificate you may either:

  deliver or mail your certificate along with a written request to cancel to your AAL Representative, or deliver or mail your certificate along with a written request to cancel to the Home Office:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, WI 54919-0001

Generally within seven days after AAL receives your request for cancellation, we will cancel the certificate and send you a refund.

AAL will refund to you an amount equal to the certificate’s accumulation unit value as of the date the returned certificate or notification of cancellation is received by AAL. This amount may be different than the premium you paid depending upon the investment experience of the subaccount(s) you selected.

If your state requires a full refund of all premiums, your premium will be allocated to the Money Market subaccount until your free look plus five-day period has expired.

ENTIRE CONTRACT

Your entire AAL insurance contract is comprised of:

  the certificate including any attached riders, endorsements or amendments;

  the application attached to the certificate, including any applications for increase in the specified amount; and

  the AAL Articles of Incorporation and Bylaws which are in effect on the issue date of the certificate.

STATEMENTS IN THE APPLICATION

Statements made in the application will be treated as representations and not warranties. No statement will be used by AAL to void the contract or to deny a claim unless it appears in the application.

CHANGE OF CERTIFICATE

No representative of AAL except the president or the secretary may change any part of the certificate on behalf of AAL.

INCONTESTABILITY

AAL will not contest the validity of the certificate after it has been in effect, during the lifetime of the insured, for two years from the issue date. AAL will not contest the validity of an increase in the specified amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the certificate for more details.

MISSTATEMENT OF AGE OR SEX

The values of the certificate are based on the insured’s age and sex (in some states). If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or sex (in some states).

MAINTENANCE OF SOLVENCY

This provision applies only to values in the fixed account.

If AAL’s reserves for any class of certificates become impaired, you may be required to make an extra payment. AAL’s Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the certificate with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the certificate.

BASIS OF COMPUTATIONS

Minimum guaranteed cash values for the fixed account are based on the Commissioner’s 1980 Standard Ordinary Mortality Table, age at last birthday, with interest at the rate of 4%. These values equal or exceed the minimum values required by law. A detailed statement of how AAL calculates cash values for the certificate has been filed with the insurance department of the state or district where this certificate was delivered.

REPORTS TO CERTIFICATE OWNERS

At least once each certificate year, AAL will send you a report concerning the current status of your certificate. There is no charge for this report.

Upon your request, AAL will send you an illustration of hypothetical values for the certificate. AAL may charge a reasonable fee for each illustration requested.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

Confirmation notices will be sent during the year for certain certificate transactions.

MEMBERSHIP

For insureds issue age 15 and under, the insured will become a benefit member of AAL at insurance age 16. For insureds issue age 16 and over, the person who applied for membership is a benefit member of AAL. The rights and benefits of membership are set forth in the Articles of Incorporation and Bylaws of AAL. Membership cannot be transferred.

OWNERSHIP

For insureds with an issue age 16 or over, the person who is named as the owner on the application for insurance is the owner, unless ownership has been transferred. However, AAL offers special insurance certificates for insureds with issue age 15 and under. Under the terms of these certificates, the insured is the owner of the certificate, unless ownership has been transferred. However, because of age, the insured cannot exercise the rights of ownership. Therefore, the person who applied for the certificate will have control over ownership rights, except for transfer of ownership, until the insured gains control of the certificate.

If you are the owner of the certificate but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you die before the insured and there is no successor owner named, ownership of the certificate will pass to your estate.

During the insured’s lifetime, you may transfer ownership of the certificate by sending a signed written request to AAL. The transfer must be approved by AAL. Please note that the transfer of ownership may be a taxable event.

BENEFICIARY

The beneficiary is the person, entity or organization named to receive the death benefit after the insured dies. The Bylaws of AAL list those eligible to be beneficiaries. Beneficiaries are designated as first, second and third class. You may name more than one person or organization in the same class.

If no beneficiary has been named or survives the insured, AAL will pay the proceeds as follows:

      -  to your estate if you are the insured; or

      -  to certificate owner if the owner is not the insured.

During the insured's lifetime, you may change the beneficiary by sending a signed written request to AAL. Before a change is valid, the written request must be received in proper order.

COLLATERAL ASSIGNMENT

You may assign the certificate as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary's rights to the proceeds.

The assignments must be in writing and filed at our home office in a form acceptable to us. AAL assumes no responsibility as to the validity or sufficiency of any assignment. AAL is not liable for any payment made or any other action taken on the certificate before the assignment was recorded at our home office.

Any certificate loan obtained before an assignment is recorded at our home office has priority over the assignment.

A collateral assignment of the certificate may have tax consequences. See "Federal Tax Matters".

VOTING PRIVILEGES

As previously mentioned, all of the assets held in the subaccounts are invested in shares of the corresponding portfolios. AAL is the legal owner of those shares and has the right to vote on any matters voted on at shareholder meetings. To the extent required by law, AAL will vote at shareholder meetings in accordance with instructions received from certificate owners. The owner will have instruction rights with respect to Fund shares attributable to the certificate. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit AAL to vote the Fund shares in its own right, it may do so.

The number of votes upon which an owner can give instructions will be calculated separately for each subaccount. This number will be determined by dividing a certificate’s accumulated value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted. Shareholders eligible to give voting instructions at the meeting of the Fund will be determined as of the record date established by the portfolio. In accordance with procedures established by the Fund, voting instructions will be solicited by written communications prior to such meeting. AAL will furnish certificate owners with proper forms and proxies to enable them to give these instructions.

Any portfolio shares for which AAL does not receive timely voting instructions, or which are not attributable to owners will be represented at the meeting and voted by AAL in proportion to the instructions received from all owners. Any portfolio shares held by AAL or its affiliates will be voted in proportion to the aggregate votes of all shareholders in the portfolio. Each person having a voting interest in a subaccount will receive proxy materials, reports and other materials relating to the appropriate portfolio.

RIGHTS RESERVED BY AAL

Subject to applicable law, AAL reserves the right to make certain changes if, in its judgment, they would best serve the interests of the owners or would be appropriate in carrying out the purposes of the certificate. AAL will obtain, when required, the necessary owner approval or regulatory approval. Examples of the changes AAL may make include, but are not limited to:

      -  operating the variable account in any form permitted under the 1940 Act or in any other form permitted by law;

      -  adding, deleting, combining, or modifying subaccounts in the variable account;

      -   adding, deleting, or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another investment company or series thereof, or any other investment permitted by law; and

      -   making any amendments to the certificates necessary for the certificates to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.

DIRECTORS AND OFFICERS

Our Board of Directors decides matters of general policy and reviews the activities of AAL and the Officers who conduct and supervise the daily business operations.

AAL's Directors and Officers, and their principal occupations during the past five years are:

James H. Abitz                      Sr. Vice President and Chief Investment Officer

Raymond G. Avischious               Director; President and Chief Executive Officer, Shurfine Central Corp.

Richard E. Beumer                   Director; President and Chief Executive Officer, Sverdrup Corporation

Kenneth Daly                        Director; Partner, KPMG Peat Marwick LLP

Elizabeth A. Duda                   Director

Woodrow E. Eno                      Senior Vice President, Secretary and General Counsel

John O. Gilbert                     Chairman of the Board, President and Chief Executive Officer

Karen P. Goebel                     Director; Professor and Extension Specialist, University of Wisconsin-Madison

Gary J. Greenfield                  Director; President, Wisconsin Lutheran College

Otis Haarmeyer                      Director of Agencies

Robert H. Hoffman                   Director; Executive, Taylor Corp.

James Krueger                       General Agent & Director of External Field Relations

Robert E. Long                      Director; Senior Vice President, Park Bank

Fredrick A. Ohlde                   Senior Vice President

Robert B. Peregrine Sr.             Director; Attorney, Peregrine Law offices, S. C.

Carl J. Rudolph                     Sr. Vice President, Controller, Treasurer and Chief Financial Officer

Walter S. Rugland                   Executive Vice President and Chief Operating Officer

Robert G. Same                      Vice President, Deputy General Counsel and Chief Compliance Officer

Paul D. Schrage                     Director; Senior Executive Vice President and Chief Marketing Officer, McDonald's Corporation

James H. Scott                      Director; Principal, Miller Anderson & Shernerd Vice President, Corporate Secretary and Assistant
                                    Treasurer, Texas Utilities Company

Kathi P. Seifert                    Director; Group President, Kimberly Clark Corp.

Jon M. Stellmacher                  Senior Vice President

Steven A. Weber                     Senior Vice President

Roger G. Wheeler                    Director; President, Wheel-Air, Inc., Wheel-Air Charter, Inc.

E. Marlene Wilson                   Director; President, Volunteer Management Associates

Rev. Thomas R. Zehnder              Director; President, Florida-Georgia District, Lutheran Church Missouri Synod

FEDERAL TAX MATTERS

VARIABLE ACCOUNT TAX STATUS

Both investment income and realized capital gains of the variable account (i.e., income and capital gains distributed to the variable account by the Fund) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, AAL reserves the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

LIFE INSURANCE QUALIFICATION

Section 7702 of the Internal Revenue Code includes a definition of life insurance for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, AAL believes that the certificate meets the statutory definition of life insurance. There is less guidance, however with respect to certificates issued on rated or substandard basis and it is not clear whether such certificates will in all cases satisfy the applicable requirements. If it is subsequently determined that a certificates does not satisfy the applicable requirements, we may take appropriate steps to bring the certificate into compliance with such requirements and we reserve the right to restrict certificate transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied, (a) death benefits paid under the certificate should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the cash value under a certificate, including increments thereof, prior to actual receipt.

AAL intends to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected certificate holders and will be made only after advance written notice.

PRE-DEATH DISTRIBUTIONS

The taxation of pre-death distributions depends on whether the certificate is considered a modified endowment contract (MEC). A certificate's qualification as a MEC is discussed below.

General Rules: Upon surrender, you will be taxed on the excess of surrender value plus unpaid certificate loans and interest less premiums paid reduced by untaxed withdrawals.

Assuming a certificate is not a MEC, partial withdrawals are generally only taxable to the extent the withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, partial withdrawals made within the first 15 years may be taxable in certain limited instances where the surrender value plus unpaid loans exceeds the total premiums paid less the untaxed portion of prior partial withdrawals.

Loans received under the certificate, assuming the certificate is not a MEC, will not be treated as subject to tax when taken. If a loan is outstanding when a certificate that is not a MEC is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals will be considered nondeductible “personal interest”.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract (MEC) is a class of life insurance contract created under the Internal Revenue Code. The flexible premium life insurance certificate may become classified as a MEC if it fails the Internal Revenue Code’s “7-Pay Premium Test”. The certificate will fail the “7-Pay Premium Test” if at any time during the first seven years of the contract, your cumulative premiums exceed the cumulative “7-Pay” premiums up to that time. The “7-pay” premium is generally the theoretical level annual premium that would have to be paid during the first seven certificate years (or during the first seven years after a “material change” such as an increase in benefits) to keep the certificate in force until its Maturity Date with no further premium payments after the seven-year period.

The following is an example of a "7-Pay Premium" comparison:

Year   Premium Paid   Cumulative Premium    7-Pay Premium      Cumulative 7-Pay
                                                                   Premium

   1     1500                1500                1500              1500
   2     1000                2500                1500              3000
   3     1000                3500                1500              4500
   4     1000                4500                1500              6000
   5     2500                7000                1500              7500
   6     2500                9500 **             1500              9000  **(MEC)
   7     1000               10500                1500              10500

In this comparison, the certificate becomes a MEC in year six. The cumulative premiums exceed the cumulative for level premiums.

The “7-Pay Premium Test” is also administered for seven years after a “material change”. A “material change” includes but is not limited to, life insurance exchanges, term conversions, change in underwriting class and increases in terms or benefits. (Increases attributable to premium payments necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes.) If a certificate fails to meet the “7-Pay Premium Test”, distributions during the failing contract year and any subsequent years will be affected.

A MEC is subject to different pre-death distribution tax rules than those of normal life insurance certificates. All distributions, including certificate loans, withdrawals and collateral assignments will be taxed as part of the owner’s gross income to the extent that the cash value of the certificate before the distribution is more than the premiums paid into the certificate. In other words, distributions will be taxed as current income until all of the certificate earnings have been taxed. Distributions from a MEC (including loans) are generally subject to a 10% penalty tax if taken before the certificate owner reaches age 59 ½. If distributions, within the prior two years, were made in anticipation of a certificate becoming a MEC, those distributions are also taxed. This means that a distribution made from a certificate that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and may receive a 10% penalty tax if taken before you reach age 59 ½. This penalty tax also applies to corporate owned certificates.

When increasing or decreasing the terms or benefits of your certificate, it is important to be aware that these events can cause your certificate to be classified as a MEC. “Material changes,” including benefit increases and the addition of additional benefits, result in a new “7-Pay ” testing period with a new “7-Pay” premium based on the new benefit levels. Reducing your death benefits or additional benefits during the “7-Pay” testing period results in a new, lower, “7-Pay”premium based on the new lower benefit level. The new “7-Pay” premium is retroactive to the start of the “7-Pay” testing period. The cumulative premium payments that you may have already made during the”7-Pay” testing period could exceed the cumulative “7-Pay” premiums at the new lower level. In which case, your certificate would be classified as a MEC.

Failure of the “7-Pay Premium Test”, due to a premium payment, may be remedied by the return of a portion of the premium with interest. If premium and interest are returned within 60 days of the end of the failing certificate year, the returned premium amount will be used to reduce the sum of the premiums paid under the certificate for the failing year. However, the interest is taxable. Premiums and interest must be returned within 60 days or the certificate will remain a MEC for the life of the certificate. Please note that MEC’s do not have to be corrected but you may be subject to adverse tax consequences.

AAL will notify you if the certificate becomes a MEC. When determining the amount includable in your gross income, all MECs purchased from AAL during any calendar year are treated as one MEC. In order to avoid MEC treatment, you should be aware of premiums paid into the certificate.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code requires that the investments of the Variable Account are “adequately diversified” in order for the contract to be treated as a life insurance contract for federal income tax purposes. It is intended that the Variable Account, through the Fund portfolios, will satisfy these diversification requirements.

Due to their ability, in certain situations, to exercise investment control over those assets, owners of variable life insurance contracts have also been considered, for Federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and transfer contract accumulation values have not been explicitly addressed in published rulings. While we believe that this certificate does not give owners investment control over variable account assets, we reserve the right to modify the certificate as necessary to prevent an owner from being treated as the owner of the variable account assets supporting the certificate.

OTHER CONSIDERATIONS

The certificate can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new certificate or a change in an existing certificate should consult a tax adviser.

Because of the complexity of the law and its unique application to every individual, tax advice may be needed by a person contemplating purchase of a certificate or the exercise of options under a certificate. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the prospectus.

The preceding description is based upon AAL’s understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the certificate could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change). You should consult with a tax adviser with respect to legislative developments and their effect on the certificate.

The preceding comments do not take into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted.

LITIGATION

There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the certificates, to which the variable account, AAL or the principal underwriter is a party to or to which the assets of the variable account are subject. As a fraternal benefit society offering certificates of insurance, AAL is ordinarily involved in litigation. AAL does not believe that any current litigation or administrative proceeding is material to its ability to meet its obligations under the certificate or to the variable account, nor does AAL expect to incur significant losses from such actions.

DISTRIBUTION

AAL Capital Management Corporation, 222 West College Avenue, Appleton, Wisconsin, 54919-0007 (AALCMC) is an indirect subsidiary of AAL and a registered broker-dealer. AALCMC is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the certificates. Certificates are distributed by Registered Representatives of AALCMC. AALCMC is a member of the National Association of Security Dealers, Inc. (NASD), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of the AAL Variable Annuity and The AAL Mutual Funds. AALCMC’s fiscal year operates on a calendar year basis.

HYPOTHETICAL ILLUSTRATRION

The following tables illustrate how the death benefits, cash values, and surrender values of a hypothetical certificate could vary over an extended period. They are “hypothetical” because they are based upon several assumptions. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 8%, and 10%.

The certificates illustrated include the following:

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 8% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 8% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return.

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 8%, or 10% over a period of years, but also fluctuated above or below those averages for individual certificate years. The illustrations assume no certificate loans or withdrawals have been taken. The amounts would differ if unisex rates were used.

A gross and net return is shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the portfolios before any reduction is made for investment advisory fees or other expenses. The net return reflects the average total annual expense of the 14 portfolios of .5071%. Assuming current charges, gross returns of 0%, 8% and 10% are equivalent to net returns of -.5071%, 7.4929% and 9.4929% respectively.

The third column of each table, labeled “Premiums Accumulated at 5%,” shows the amount which would accumulate if an amount equal to the annual premium, (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, cash values and surrender values reflect the fact that the net investment return on the certificate is lower than the gross investment return on the variable account. This results from the charges levied against the variable account (e.g., the mortality and expense risk charge) as well as the premium charge, administrative charges and surrender charges. The difference between the cash value and the surrender value is the surrender charge.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the certificate. The amounts shown at the end of each certificate year reflect a daily investment advisory fee equivalent to an annual rate of .5071% of the aggregate average daily net assets of the subaccounts. This hypothetical rate is representative of the average maximum advisory fee applicable to the portfolios in which the subaccount invests. Actual fees may vary by subaccount and are subject to agreements by the sponsor to waive or otherwise reimburse each Fund for operating expenses which exceed certain limits. This reimbursement is further described elsewhere in these prospectuses. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The tables assume the deduction of charges including administrative charges, sales charges and mortality and expense risk charges. The monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of .75% (.0625% monthly) and at a annual maximum rate of .90% (.075% monthly) for certificate years 1 to 15. For certificate years 16 and beyond, the monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of .25% (.02084% monthly) and at a annual maximum rate of .40% (.03334% monthly). The tables reflect the fact that we do not currently make any charge against the variable account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, cash values and surrender values shown.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. AAL will furnish, upon request, a comparable illustration based on the proposed insured’s issue age, risk class, sex, specified amount, death benefit option and premium amount requested.

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

                                                0% (-0.5071% net)                        0% (-0.5071 net)
                                       Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
                                                     Charges                             & Current Charges
                           Premium
  End of                 Accumulated
Certificate     Age       at 5% per   Death          Cash       Surrender       Death       Cash     Surrender Value
    Year                    year      Benefit       Value         Value        Benefit      Value

     1           41        $2,661      $250,000     $1,602          $0        $250,000      $1,605          $0

     2           42        $5,454      $250,000     $3,142         $101       $250,000      $3,151         $110

     3           43        $8,388      $250,000     $4,618        $1,577      $250,000      $4,634        $1,593

     4           44        $11,468     $250,000     $6,217        $3,559      $250,000      $6,267        $3,608

     5           45        $14,702     $250,000     $7,745        $5,470      $250,000      $7,855        $5,579

     6           46        $18,098     $250,000     $9,195        $7,302      $250,000      $9,426        $7,532

     7           47        $21,663     $250,000    $10,563        $9,052      $250,000     $10,977        $9,466

     8           48        $25,407     $250,000    $11,846       $10,718      $250,000     $12,444        $11,316

     9           49        $29,338     $250,000    $13,038       $12,293      $250,000     $13,873        $13,127

     10          50        $33,466     $250,000    $14,135       $13,772      $250,000     $15,260        $14,897

     15          55        $57,414     $250,000    $17,767       $17,767      $250,000     $21,309        $21,309

     20          60        $87,979     $250,000    $17,399       $17,399      $250,000     $25,845        $25,845

     25          65       $126,987     $250,000     $9,475        $9,475      $250,000     $26,872        $26,872

     30          70       $176,774        $0          $0            $0        $250,000     $20,601        $20,601

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the variable account, and the allocations made to the variable account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 8% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

                                                 8% (7.4929% net)                        8% (7.4929% net)
                                       Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
                                                     Charges                            & Current Charges
                           Premium
   End of                Accumulated
Certificate     Age       at 5% per    Death        Cash        Surrender       Death       Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value

     1           41        $2,661      $250,000     $1,762          $0        $250,000      $1,766          $0

     2           42        $5,454      $250,000     $3,598         $557       $250,000      $3,608         $567

     3           43        $8,388      $250,000     $5,511        $2,470      $250,000      $5,530        $2,489

     4           44        $11,468     $250,000     $7,700        $5,042      $250,000      $7,758        $5,100

     5           45        $14,702     $250,000     $9,985        $7,709      $250,000     $10,112        $7,836

     6           46        $18,098     $250,000    $12,362       $10,468      $250,000     $12,628        $10,735

     7           47        $21,663     $250,000    $14,835       $13,324      $250,000     $15,316        $13,805

     8           48        $25,407     $250,000    $17,406       $16,278      $250,000     $18,122        $16,994

     9           49        $29,338     $250,000    $20,078       $19,333      $250,000     $21,100        $20,354

     10          50        $33,466     $250,000    $22,853       $22,489      $250,000     $24,260        $23,896

     15          55        $57,414     $250,000    $38,114       $38,114      $250,000     $43,011        $43,011

     20          60        $87,979     $250,000    $56,587       $56,587      $250,000     $69,156        $69,156

     25          65       $126,987     $250,000    $76,875       $76,875      $250,000     $104,354      $104,354

     30          70       $176,774     $250,000    $96,991       $96,991      $250,000     $151,729      $151,729

The values would be different from those shown above if the actual gross annual rates of return averaged 8% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the variable account, and the allocations made to the variable account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

                                                10% (9.4929% net)                       10% (9.4929% net)
                                        Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
                                                    Charges                            & Current Charges
                           Premium
  End of                 Accumulated
Certificate     Age       at 5% per    Death        Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value

     1           41        $2,661      $250,000     $1,802          $0        $250,000      $1,806          $0

     2           42        $5,454      $250,000     $3,717         $676       $250,000      $3,726         $685

     3           43        $8,388      $250,000     $5,750        $2,710      $250,000      $5,770        $2,729

     4           44        $11,468     $250,000     $8,111        $5,453      $250,000      $8,171        $5,512

     5           45        $14,702     $250,000    $10,625        $8,349      $250,000     $10,757        $8,481

     6           46        $18,098     $250,000    $13,297       $11,403      $250,000     $13,573        $11,679

     7           47        $21,663     $250,000    $16,138       $14,627      $250,000     $16,638        $15,127

     8           48        $25,407     $250,000    $19,159       $18,031      $250,000     $19,908        $18,780

     9           49        $29,338     $250,000    $22,372       $21,626      $250,000     $23,448        $22,702

     10          50        $33,466     $250,000    $25,789       $25,426      $250,000     $27,280        $26,917

     15          55        $57,414     $250,000    $46,256       $46,256      $250,000     $51,593        $51,593

     20          60        $87,979     $250,000    $75,441       $75,441      $250,000     $89,433        $89,433

     25          65       $126,987     $250,000    $116,547      $116,547     $250,000     $147,513      $147,513

     30          70       $176,774     $250,000    $178,052      $178,052     $277,431     $239,165      $239,165

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the variable account, and the allocations made to the variable account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

                                                0% (-0.5071% net)                        0% (-0.5071 net)
                                       Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
                                                     Charges                            & Current Charges
                           Premium
  End of                 Accumulated
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value

     1           41        $2,661      $251,598     $1,598          $0        $251,601      $1,601          $0

     2           42        $5,454      $253,129     $3,129         $88        $253,137      $3,137          $96

     3           43        $8,388      $254,591     $4,591        $1,550      $254,607      $4,607        $1,566

     4           44        $11,468     $256,171     $6,171        $3,513      $256,221      $6,221        $3,563

     5           45        $14,702     $257,674     $7,674        $5,398      $257,785      $7,785        $5,510

     6           46        $18,098     $259,092     $9,092        $7,199      $259,328      $9,328        $7,434

     7           47        $21,663     $260,420    $10,420        $8,910      $260,846     $10,846        $9,335

     8           48        $25,407     $261,656    $11,656       $10,528      $262,273     $12,273        $11,145

     9           49        $29,338     $262,792    $12,792       $12,047      $263,655     $13,655        $12,909

     10          50        $33,466     $263,824    $13,824       $13,460      $264,990     $14,990        $14,627

     15          55        $57,414     $266,951    $16,951       $16,951      $270,656     $20,656        $20,656

     20          60        $87,979     $265,681    $15,681       $15,681      $274,500     $24,500        $24,500

     25          65       $126,987     $256,630     $6,630        $6,630      $274,340     $24,340        $24,340

     30          70       $176,774        $0          $0            $0        $266,245     $16,245        $16,245

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the variable account, and the allocations made to the variable account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 8% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

                                                 8% (7.4929% net)                        8% (7.4929% net)
                                        Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
                                                     Charges                            & Current Charges
                           Premium
  End of                 Accumulated
Certificate     Age       at 5% per    Death        Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value

     1           41        $2,661      $251,757     $1,757          $0        $251,760      $1,760          $0

     2           42        $5,454      $253,583     $3,583         $542       $253,592      $3,592         $551

     3           43        $8,388      $255,478     $5,478        $2,437      $255,497      $5,497        $2,456

     4           44        $11,468     $257,641     $7,641        $4,983      $257,699      $7,699        $5,041

     5           45        $14,702     $259,889     $9,889        $7,613      $260,018     $10,018        $7,742

     6           46        $18,098     $262,216    $12,216       $10,323      $262,490     $12,490        $10,596

     7           47        $21,663     $264,623    $14,623       $13,112      $265,121     $15,121        $13,610

     8           48        $25,407     $267,109    $17,109       $15,981      $267,853     $17,853        $16,725

     9           49        $29,338     $269,673    $19,673       $18,927      $270,740     $20,740        $19,995

     10          50        $33,466     $272,310    $22,310       $21,947      $273,789     $23,789        $23,426

     15          55        $57,414     $286,231    $36,231       $36,231      $291,525     $41,525        $41,525

     20          60        $87,979     $301,083    $51,083       $51,083      $315,093     $65,093        $65,093

     25          65       $126,987     $312,570    $62,570       $62,570      $343,956     $93,956        $93,956

     30          70       $176,774     $312,688    $62,688       $62,688      $375,278     $125,278      $125,278

The values would be different from those shown above if the actual gross annual rates of return averaged 8% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the variable account, and the allocations made to the variable account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

                                                10% (9.4929% net)                       10% (9.4929% net)
                                      Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
                                                    Charges                            & Current Charges
                           Premium
   End of                Accumulated
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value

     1           41        $2,661      $251,797     $1,797          $0        $251,800      $1,800          $0

     2           42        $5,454      $253,700     $3,700         $660       $253,710      $3,710         $669

     3           43        $8,388      $255,716     $5,716        $2,675      $255,736      $5,736        $2,695

     4           44        $11,468     $258,048     $8,048        $5,390      $258,109      $8,109        $5,450

     5           45        $14,702     $260,522    $10,522        $8,246      $260,656     $10,656        $8,381

     6           46        $18,098     $263,138    $13,138       $11,245      $263,422     $13,422        $11,529

     7           47        $21,663     $265,904    $15,904       $14,393      $266,423     $16,423        $14,912

     8           48        $25,407     $268,827    $18,827       $17,699      $269,608     $19,608        $18,480

     9           49        $29,338     $271,913    $21,913       $21,167      $273,041     $23,041        $22,295

     10          50        $33,466     $275,167    $25,167       $24,804      $276,740     $26,740        $26,377

     15          55        $57,414     $293,935    $43,935       $43,935      $299,765     $49,765        $49,765

     20          60        $87,979     $318,084    $68,084       $68,084      $334,054     $84,054        $84,054

     25          65       $126,987     $345,497    $95,497       $95,497      $382,617     $132,617      $132,617

     30          70       $176,774     $370,994    $120,994      $120,994     $448,058     $198,058      $198,058

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the variable account, and the allocations made to the variable account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

LEGAL AND ACTUARIAL MATTERS

The legal validity of the certificates described in this prospectus has been passed upon by Mark J. Mahoney, Esq. of the law department of AAL.

Actuarial matters in this prospectus have been examined by David C. Vanden Heuvel FSA, MAAA Director and Actuary, for AAL. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission for the AAL Variable Life Account I.

EXPERTS

The audited consolidated financial statements of Aid Association for Lutherans at December 31, 1999, and 1998, and for each of three years in the period ended December 31, 1999, and AAL Variable Life Account I at December 31, 1999, and for the period from May 15, 1998 (date operations commenced), to December 31, 1998, both appearing in this prospectus and registration statement, have been audited by Ernst & Young, LLP, independent auditors, as set forth in the reports, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in any Variable Account.

The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 1999. AAL does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL represents that there have been no adverse changes in the financial condition or operations of AAL between the end of the fiscal year ended December 31, 1999, and the date of this prospectus.

[Audited consolidated statements for the period ended December 31, 2000 will be provided in the 485(b) filing anticipated in February of 2001.]

Part II

Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Bylaws of Aid Association for Lutherans do provide for the indemnification of officers, directors, employees or agents of the Company.

Representation Pursuant to Section 26(e)(2)(A)

AAL represents that the fees and charges deducted under the Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AAL.

Contents of Registration Statement

This Registration Statement comprises the following papers and documents:

The facing sheet
The prospectus
Undertaking to file reports
Rule 484 undertaking
Representation pursuant to Section 26(e) 2(A)
The signatures

Exhibits

Exhibit        Name of Exhibit                                         Incorporated by Reference            Filed
Number                                                                                                      Herewith

1.A.           Resolution of the Board of Directors of the Depositor   Initial Filing July 10, 1997
               authorizing the establishing AAL Variable Life
               Account I
1.A.2.         Not applicable
1.A.3.a.       Amended and Restated Principal Underwriting Agreement   Post Effective Amendment #4
               dated 1/1/2000                                          dated 4/20/00
1.A.3.b.       Specimen of Distribution Agreement with Registered      Post Effective Amendment #1
               Representatives                                         dated 3/31/98
1.A.3.c.       Schedule of Sales Commissions                           Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.4.         Amended and Restated Transfer Agency Agreement dated    Post Effective Amendment #4
               3/15/99                                                 dated 4/20/00
1.A.5.a.       Specimen Flexible Premium Variable Life Insurance       Initial Filing July 10, 1997
               Certificates
1.A.5.a.i      Variation of Specimen Flexible Premium Variable Life                                            X
               Insurance
1.A.5.b.       Certificate Riders and Endorsements                     Initial Filing July 10, 1997
1.A.5.c.       Application Form                                        Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.6.a.       Articles of Incorporation of Depositor                  Initial Filing July 10, 1997
1.A.6.b.       Bylaws of Depositor                                     Post Effective Amendment #4
                                                                       dated 4/20/00
1.A.7.         Not Applicable
1.A.8.a.       Amended and Restated Participation Agreement between    Post Effective Amendment #4
               AAL, the Accounts and the Fund as of January 1, 2000    dated 4/20/00
               ate
1.A.8.b.       Amended and Restated Participation Agreement between    Post Effective Amendment #4
               AAL, the Accounts, the AAL Savings Plan, CMC and the    dated 4/20/00
               Fund dated January 1, 2000
1.A.9.         Second Amendment to the Trade Name/Service Mark         Post Effective Amendment #4
               Licensing Agreement by and Between AAL and the Fund     dated 4/20/00
               dated 3/15/99
1.A.10.        Not applicable
1.A.11.        Code of Ethics                                          Post Effective Amendment #4
                                                                       dated 4/20/00
2.             Opinion and Consent of Counsel as to the legality of    Pre Effective Amendment #1 dated
               the securities being registered (including written      11/20/97
               consent)
3.             Not applicable
4.             Not applicable
5.             Financial Data Schedule                                 Post Effective Amendment #4
                                                                       dated 4/20/00
6              Actuarial Opinion and Consent                           Pre Effective Amendment #1 dated
                                                                       11/20/97
7              Consent of Independent Auditors                         Post Effective Amendment #4
                                                                       dated 4/20/00
8              Powers of Attorney                                                                              X

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Appleton, and State of Wisconsin on the 21 day of December 2000.

                                                AAL VARIABLE LIFE ACCOUNT I
                                                (Registrant)
        [SEAL]
                                            By: Aid Association for Lutherans
                                                (Depositor, on behalf of itself and Registrant)

Attest: /s/ Woodrow E. Eno                  By: /s/ John O. Gilbert
        Woodrow E. Eno                          John O. Gilbert
        Senior Vice President,                  Chairman, President and
        Secretary and General Counsel           Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed below by the following persons in the capacities indicated.

/s/ John O. Gilbert                   Chairman, President and
John O. Gilbert                       Chief Executive Officer
                                      (Principal Executive Officer)

/s/ Carl J. Rudolph                   Senior Vice President, Controller,
Carl J. Rudolph                       Treasurer and Chief Financial Officer
                                      (Principal Financial Officer,
                                      Principal Accounting Officer)

All of the Board of Directors:

Raymond G. Avischious        Gary J. Greenfield           Kathi P. Seifert
Richard E. Beumer            Robert H. Hoffman            Roger B. Wheeler
Kenneth Daly                 Robert E. Long               E. Marlene Wilson
Elizabeth A. Duda            Robert B. Peregrine          Rev. Thomas R. Zehnder
Edward A. Engel              Paul D. Schrage
Karen P. Goebel              James H. Scott

John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John O. Gilbert                             December 21, 2000
John O. Gilbert
Attorney-in-Fact

Index of Exhibits

Exhibit        Name of Exhibit
Number

1.A.5.a.i     Variation of Specimen Contract
   8.         Power of Attorney